EXHIBIT 2



                         FORM OF STOCKHOLDERS AGREEMENT


         This Stockholders' Agreement (this "Agreement") dated as of September 12, 2001, by and among NTS INVESTORS, LLC, a Delaware limited liability company ("NTSINV"), NESTOR, INC., a Delaware corporation (the "Company"), ALAN M. WIENER, an individual, ALVIN SITEMAN, an individual, and ROBERT M. CARROLL, an individual. Each of the parties hereto (other than the Company) and each other person who shall hereafter become a party or agree to become a party or will be bound by the terms of this Agreement is sometimes herein referred to individually as a "Stockholder" and all of such parties are sometimes collectively herein referred to as "Stockholders," and Alan M. Wiener, Alvin Siteman and Robert M. Carroll shall sometimes be collectively referred to as the "NTS Designees".

                                    RECITALS:


         WHEREAS, NTSINV, pursuant to the terms of a Secured Note Agreement (the "Note") dated January 9, 2001 by and among NTSINV and Nestor Traffic Systems, Inc., a Delaware corporation ("NTS"), agreed to invest up to $8,000,000 in NTS subject to, among other things, the consummation of a merger between NTS and the Company (the "Merger"); and

         WHEREAS, in contemplation of the consummation of the Merger; and

         WHEREAS, in accordance with paragraph 21(c) of the Note, the parties hereto deem it to be in their best interests and in the best interests of the Company to provide for consistent and uniform management and governance of the Company and desire to enter into this Agreement in order to effectuate such purposes.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        4.

DEFINITIONS

      4.1 Defined Terms. As used herein, the terms below shall have the following meanings:

                  "Affiliates" shall mean with respect to a Person, any other Person controlling, controlled by or under common control with, or the members, parents, spouse, lineal descendants or beneficiaries of, such Person.

                  "Board of Directors" shall mean the Board of Directors of the Company.


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                  "Common Stock" shall mean the common stock of the Company.

                  "Control" shall mean, with respect to any Person, the power to direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise.

                  "Effective Date" shall mean the effective date of the Merger.

                  "Person" shall mean an individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization.

        5.

BOARD OF DIRECTORS

        5.1      Designation.

        (a) From and after the Effective Date, as long as NTSINV and its Affiliates own at least 25% of the then outstanding Common Stock, NTSINV shall be entitled to designate one-third (1/3) of the members of the Board of Directors. For example, in the event the Board of Directors shall consist of six (6) members, NTSINV shall be entitled to designate two (2) directors, or in the event the Board of Directors shall consist of nine (9) members, NTSINV shall be entitled to designate three (3) directors.

        (b) From and after the Effective Date, in the event that NTSINV and its Affiliates own less than 25% of the then outstanding Common Stock, but more than 15% of the then outstanding Common Stock, NTSINV shall be entitled to designate two-ninths (2/9) of the members of the Board of Directors. For example, in the event the Board of Directors shall consist of six (6) members, NTSINV shall be entitled to designate two (2) directors, or in the event the Board of Directors shall consist of nine (9) members, NTSINV shall be entitled to designate two (2) directors.

        (c) From and after the Effective Date, in the event that NTSINV and its Affiliates own less than 15% of the then outstanding Common Stock, but more than 5% of the then outstanding Common Stock, it shall have the power to designate one-ninth (1/9) of the members of the Board of Directors. For example, in the event the Board of Directors shall consist of six (6) members, NTSINV shall be entitled to designate one (1) director, or in the event the Board of Directors shall consist of nine (9) members, NTSINV shall be entitled to designate one (1) director.

        (d) From and after the Effective Date, as long as Alan M. Wiener and his Affiliates own at least 90% of the aggregate number of shares


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              of Common Stock to be issued to Alan M. Wiener pursuant to the
              Merger (after giving effect to any recapitalization, reclassification, stock split or stock dividend that may occur after the Effective Date), he shall be entitled to designate one
              (1) of the members of the Board of Directors in the event that the Board of Directors shall consist of nine (9) members.

        (e) From and after the Effective Date, as long as Alvin Siteman and his Affiliates own at least 90% of the aggregate number of shares of Common Stock to be issued to Alvin Siteman pursuant to the Merger (after giving effect to any recapitalization, reclassification, stock split or stock dividend that may occur after the Effective Date), he shall be entitled to designate one
              (1) of the members of the Board of Directors in the event that the Board of Directors shall consist of nine (9) members.

        (f) From and after the Effective Date, as long as Robert M. Carroll and his Affiliates own at least 90% of the aggregate number of shares of Common Stock to be issued to Robert M. Carroll pursuant to the Merger (after giving effect to any recapitalization, reclassification, stock split or stock dividend that may occur after the Effective Date), he shall be entitled to designate one
              (1) of the members of the Board of Directors in the event that the Board of Directors shall consist of nine (9) members.

        (g) If the size of the Board of Directors is enlarged beyond nine (9) members, the parties hereto agree that NTSINV and each of the NTS Designees shall be given the right to designate an additional number of directors proportionate to the number of directors previously designated by NTSINV and each of the NTS Designees.

        (h) The parties hereto hereby acknowledge the existence of the right granted to Wand/Nestor Investments L.P. ("Wand") pursuant to the Securities Purchase Agreement, dated as of March 7, 1996, to propose two (2) candidates for election to the Board of Directors. Notwithstanding the foregoing, on June 14, 2001, the Company received a waiver from Wand of such right with respect to one (1) candidate for 2001.

        (i) The parties hereto hereby acknowledge the existence of the right granted to Transaction Systems Architects, Inc. ("TSAI") pursuant to the Securities Purchase Agreement, dated as of April 28, 1998, to propose one (1) candidate for election to the Board of Directors. Notwithstanding the foregoing, on May 29, 2001, the Company received a waiver from TSAI of such right with respect to 2001.

        5.2 Removal. Any director designated and elected pursuant to 2.1 hereof may only be removed by the Board of Directors for cause or at the written request of the designating party (with or without cause) received by the Board of Directors. In such event or in the event that any Person for any reason ceases to serve as a member of the Board of Directors during such director's term of office, the resulting vacancy on the Board of Directors shall be filled by an individual recommended by either NTSINV or by the applicable


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              NTS Designee, as applicable, subject to the approval of the Board of Directors consistent with its fiduciary duties to the Company's Stockholders.

        5.3 Covenant to Vote. Each Stockholder hereby agrees to vote all shares of Common Stock owned or held of record by such Stockholder at all annual or special meetings in favor of, or to take all actions by written consent in lieu of such a meeting, necessary to ensure (i) the election as members of the Board of Directors of those individuals so designated by NTSINV and each of the NTS Designees in accordance with and to otherwise effect the intent of, this Article II and (ii) that the Company maintains a nine (9) member Board of Directors. In addition, each Stockholder agrees to vote the shares of Common Stock owned or held of record by such Stockholder or over which such Stockholder has voting control upon any other matters arising under this Agreement submitted to the vote of the Stockholders in a manner so as to implement the terms of this Agreement.

        5.4 Representation on the Nominating Committee. From and after the Effective Date, as long as (a) NTSINV owns at least 25% of the then outstanding Common Stock and (b) Alan M. Wiener shall remain as a member of the Board of Directors, Alan M. Wiener in his capacity as a member of the Board of Directors will recommend to the Board of Directors that one of the directors designated by NTSINV shall serve as the Chairman of the Nominating Committee of the Company.

        6.

MISCELLANEOUS

        6.1 Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or fax mail or by overnight courier or by registered or certified mail, postage prepaid:


        (i)      if to the Company, to:

                     Nestor, Inc.
                     One Richmond Square
                     Providence, Rhode Island 02906
                     Attention: Mr. David Fox
                     Facsimile: (401) 331-7309


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                     With a copy to:
                     Baer Marks & Upham LLP
                     805 Third Avenue
                     New York, New York 10022
                     Attn:  Joel M. Handel, Esq.
                     Facsimile: (212) 702-5941

         or at such other address or facsimile number as it may have furnished in writing to NTSINV;

                     (ii)     if to NTSINV, to:

                              NTS Investors, LLC
                              2049 Century Park East
                              4th Floor
                              Los Angeles, California 90067
                              Attn.:  David A. Polak
                              Facsimile:  (___) __________

                              With a copy to:

                              Weinstein, Boldt, Halhide & Camel
                              1801 Century Park East
                              Suite 2200
                              Los Angeles, California 90067-2336
                              Attn:  David J. Camel, Esq.
                              Facsimile:  (310) 552-7938

                     (iii) if to a NTS Designee, to the address or facsimile number set forth beneath such director's name on the signature page hereto.

or at such other address or facsimile number as may have been furnished to the Company in writing.

         (iv) Any notice so addressed shall be deemed to be given if delivered by hand or fax mail (with confirmation of transmission) on the date of such delivery or mailed by courier when received, if mailed by registered or certified mail, when received.

        6.2      Term.

        (a) Unless terminated as provided in the applicable Article or Section of this Agreement, this Agreement shall terminate upon the first to occur:

        (i)   four (4) years after the Effective Date; or

        (ii) the date upon which NTSINV and its Affiliates own less than 5% of the then outstanding Common Stock.

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        (b)   Notwithstanding the foregoing, this Agreement shall in any event terminate with respect to any Stockholder when such Stockholder and/or his Affiliates no longer own(s) any shares of the Common Stock.

        6.3 Governing Law. This Agreement shall be governed by and construed in accordance with the terms of the laws of the state of Delaware without regard to principles of conflicts of laws.

        6.4 Headings. Headings in this Agreement are inserted herein for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        6.5 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understandings among such parties with respect to the subject matter herein. This Agreement may be amended and the observance of any term of this Agreement may be waived with (and only with) the written consent of each of the parties hereto.

        6.6 Severability. In the event any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

        6.7 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall be considered one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart therein.

                            [Signature page follows.]



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                             NESTOR, INC.



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:



                             NTS INVESTORS, LLC



                                     By:
                                        --------------------------------------
                                        Name:  David Polak, Manager




                                        --------------------------------------
                                        Name: Alan M. Wiener

                                        --------------------------------------
                                        Address:

                                        --------------------------------------




                                        --------------------------------------
                                        Name: Alvin Siteman

                                        --------------------------------------
                                        Address:

                                        --------------------------------------




                                        --------------------------------------
                                        Name:  Robert M. Carroll

                                        --------------------------------------
                                        Address:

                                        --------------------------------------